united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/23

Item 1. Reports to Stockholders.

North Star Opportunity Fund
Class I Shares (Symbol: NSOIX)
Class A Shares (Symbol: NSOPX)

North Star Micro Cap Fund
Class I Shares (Symbol: NSMVX)

North Star Dividend Fund
Class I Shares (Symbol: NSDVX)

North Star Bond Fund
Class I Shares (Symbol: NSBDX)

North Star Small Cap Value Fund
Investor Class Shares (Symbol: WSCVX)
Institutional Class Shares (Symbol: WFICX)

Annual Report
November 30, 2023

www.nsinvestfunds.com
Investor Information: 1-312-580-0900

Distributed by Northern Lights Distributors, LLC
Member FINRA

www.nsinvest.com

The North Star Mutual Fund Family consists of five funds; The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund, the North Star Small Cap Value Fund and the North Star Bond Fund. The first four funds share the objective of producing long-term capital appreciation by investing primarily in the common stocks of publicly traded companies that are trading at attractive enterprise values relative to their free cash flow, while the fifth invests in fixed income securities to generate monthly income:

☐	The North Star Opportunity Fund’s range of investments may include smaller, underfollowed companies to the largest multinational organizations as well as fixed income securities. The result is a diversified Micro to Macro portfolio of stocks and fixed income securities structured to offer a relatively high yield with relatively low volatility. As of 11-30-2023 59.4% of the portfolio is in large cap stocks, 5.6% in mid cap stocks, 18.2% in small and micro-cap stocks, 15.8% in fixed income securities, and 1% in cash and equivalents.

☐	The North Star Micro Cap Fund invests in the common stocks of misunderstood or underfollowed companies with under $1 billion capitalizations.

☐	The North Star Dividend Fund’s primary objective is to generate monthly income. The Fund seeks to achieve its objectives by investing in a diversified portfolio of common stocks of companies with under $2.5 billion market capitalization which offer attractive dividend yields.

☐	The North Star Small Cap Value Fund invests primarily in common stocks of small capitalization companies that we believe have the potential for capital appreciation.

☐	The North Star Bond Fund will generally focus on bonds issued by companies with market capitalizations of less than $2.5 billion.

In last year’s annual letter, it was our outlook that there would be very modest GDP and corporate profit growth rates in the early months, with the economy gaining more solid footing as the year progresses. Furthermore, we believed that the yield curve will return to a positive slope through the combination of rising long-term rates and moderating short-term rates. In that environment we felt that there were great investment opportunities from the terrific bargains that could be found in the types of companies we focus on in the North Star Family of Funds. The business quality characteristics (operating margins, return on equity, and revenue growth history) of the companies in our Funds remained solid, while their valuation measures (enterprise value/EBITDA, price/book, dividend yields) were significantly more attractive following the share price declines of 2022. We noted that those discount valuations were particularly apparent in the consumer discretionary sector, which is an area of focus for our funds. If consumer confidence were to rebound from its curiously depressed level, then those shares were positioned to benefit disproportionally.

Whereas that forecast began to seem accurate over the last few months, a different storyline dominated the narrative for most of the year. “Tighter for longer” was the mantra from the Federal Reserve, which kept raising short-term rates despite the overwhelming evidence that inflation was moderating, and without regard to the consequence of overly tight monetary policy. Consumer confidence reached depths not seen since the financial crisis of 2008-2009, and the yield curve remained inverted for the entire year leading to a cacophony of Cassandra’s calling for an imminent recession. Meanwhile, back to reality, the economy produced record low levels of unemployment and GDP grew at a comfortable clip. Corporate profits, however, were modestly negative until the September 2023 quarter when the S&P 500 posted a surprisingly strong 5% growth year-over-year.

5948-NLD-12/18/2023

www.nsinvest.com

Turning to the stock market, it was the year of the “Magnificient 7, in which a narrow group of high-profile, primarily mega cap tech companies, generated oversized returns, while the other 493 of the S&P 500, the Midcap 400, and the Russell 2000 generally treaded water, or even sank a bit beneath the surface. Against that backdrop, the North Star Funds held their own, with the North Star Micro Cap Fund outperforming thanks to a number of big winners (Acme United Corp., Escalade Inc., Green Brick Partners Inc., Bluebird Corp. U.S. Lime & Minerals Inc., and SP Plus Corp. were the biggest contributors). Rising interest rates weighed on dividend paying stocks in general, and the North Star Dividend Fund was unable to escape that headwind. The North Star Opportunity Fund was able to finish in positive territory, aided by its holdings in Advanced Micro Devices Inc., Blackstone Group, KKR & Co., Google, Inc, Nvidia Corp., & Apple Inc., but hindered by holdings in some underperforming small caps. The North Star Bond Fund produced a healthy return, despite the challenges presented by the “higher for longer” Fed policy. Last, but not least, 2023 was a transitional year for the North Star Small Cap Value Fund, as shareholders approved North Star Investment Management as the investment advisor of the Fund in the second quarter.

The results for the Funds are as follows:

Fund	Total Return for the 12 Month Period	NAV 11/30/2023	Distributions During Period	NAV 11/30/2022	Total Assets (in 000s)
North Star Opportunity Fund A	1.15%	$15.62	$0.6328	$16.09	$14,061
North Star Opportunity Fund I	1.37%	$15.52	$0.7238	$16.05	$113,975
North Star Micro Cap Fund I	8.74%	$34.50	$0.0809	$31.81	$100,215
North Star Dividend Fund I	-3.14%	$20.35	$1.2927	$22.33	$82,490
North Star Small Cap Value Fund - Institutional	-6.95% *	$13.13	$1.3511	$15.56 *	$3,974
North Star Small Cap Value Fund - Investor	-7.18% *	$13.19	$1.3298	$15.64 *	$31,993
North Star Bond Fund I	3.94%	$8.77	$0.2872	$8.73	$29,028

*	For the period February 1, 2023 to November 30, 2023.

One might say our outlook for 2024 is very similar to that as was our outlook for 2023, in other words, delayed not denied. We expect modest GDP and corporate profit growth, with consumer confidence rebounding. We believe the yield curve will return to a positive slope with short-term rates declining significantly and stable long-term rates. We believe that terrific bargains can be found in the types of companies we focus on in the North Star Family of Funds and are confident and enthusiastic about the prospects for the upcoming year.

5948-NLD-12/18/2023

www.nsinvest.com

We thank you for your investment in the North Star Funds.

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For current performance information, please visit www.nsinvestfunds.com or call 1-312-580-0900. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

5948-NLD-12/18/2023

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2023

Comparison of the Change in Value of a $10,000
Investment

The Fund’s performance* figures for the periods ended November 30, 2023, compared to its benchmark:

				Since	Since
		Five Year	Ten Year	Inception**	Inception***
	One Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)
North Star Opportunity Fund – Class A	1.15%	5.51%	5.20%	7.71%	N/A
North Star Opportunity Fund – Class A with load	(4.66)%	4.26%	4.58%	7.17%	N/A
North Star Opportunity Fund – Class I (a)	1.37%	5.77%	5.37%	N/A	5.56%
S&P Target Risk Aggressive Index Total Return (b)	8.80%	7.53%	6.90%	8.93%	6.25%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratios (including indirect expenses), as stated in the Fund’s Prospectus dated March 31, 2023, are 1.61% and 1.36% for Class A and Class I shares, respectively. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 15, 2011.

***	Inception date is December 31, 2006 (Predecessor Fund).

(a)	The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares.

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2023

The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The S&P Target Risk Aggressive Index Total Return is designed to measure the performance of aggressive stock-bond allocations to equities, seeking to maximize opportunities for long-term capital accumulation. It may include small allocations to fixed income to enhance portfolio efficiency. Investors cannot invest directly in an index or benchmark.

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Asset Management	11.8%
Biotech & Pharma	9.5%
Semiconductors	9.2%
Leisure Facilities & Services	8.4%
Banking	5.5%
Technology Hardware	4.7%
E-Commerce Discretionary	4.6%
Health Care Facilities & Services	4.5%
Wholesale - Discretionary	3.5%
Internet Media & Services	2.8%
Other Industries	27.8%
Short-Term Investment and Other Assets Net of Liabilities	7.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2023

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2023, compared to its benchmark:

				Since
		Five Year	Ten Year	Inception**
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Micro Cap Fund – Class I (a)	8.74%	7.47%	5.43%	9.50%
Morningstar US Small Value TR Index (b)	(4.26)%	6.04%	6.25%	8.64%
Morningstar US Small Value PR Index (c)	(6.98)%	3.26%	3.57%	5.77%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated March 31, 2023, is 1.42% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 31, 1997 (Predecessor Fund).

(a)	The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the North Star Micro Cap Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Micro Cap Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2023

(b)	The Morningstar US Small Value TR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. Investors cannot invest directly in an index or benchmark. The Fund’s primary benchmark changed from the Morningstar US Small Value PR Index to the Morningstar US Small Value TR Index because the Adviser believes that the Morningstar US Small Value TR Index better reflects the investment strategy of the Fund.

The Morningstar US Small Value TR Index is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of The Morningstar US Small Value TR Index or any member of the public regarding the advisability of investing in funds categorized as Small Value generally or in The Morningstar US Small Value TR Index in particular or the ability of the North Star Micro Cap Fund to track general Small Value market performance.

(c)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. Investors cannot invest directly in an index or benchmark.

The Morningstar US Small Value PR Index is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of The Morningstar US Small Value PR Index or any member of the public regarding the advisability of investing in funds categorized as Small Value generally or in The Morningstar US Small Value PR Index in particular or the ability of the North Star Micro Cap Fund to track general Small Value market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NORTH STAR MICRO CAP FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Commercial Support Services	12.6%
Retail - Discretionary	10.0%
Apparel & Textile Products	8.2%
Leisure Products	6.6%
Machinery	6.6%
Construction Materials	5.7%
Home Construction	4.8%
E-Commerce Discretionary	4.5%
Wholesale - Discretionary	3.9%
Home & Office Products	3.4%
Other Industries	28.0%
Short-Term Investments and Other Assets Net of Liabilities	5.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2023

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2023, compared to its benchmark:

		Five Year	Ten Year	Inception**
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Dividend Fund – Class I (a)	(3.14)%	4.39%	5.28%	8.64%
Morningstar US Small Value TR Index (b)	(4.26)%	6.04%	6.25%	9.63%
Morningstar US Small Value PR Index (c)	(6.98)%	3.26%	3.57%	6.88%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated March 31, 2023, is 1.46% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is February 1, 2010.

(a)	The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Dividend Fund, and had substantially similar investment objectives and strategies to those of the North Star Dividend Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Dividend Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2023

(b)	The Morningstar US Small Value TR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. Investors cannot invest directly in an index or benchmark. The Fund’s primary benchmark changed from the Morningstar US Small Value PR Index to the Morningstar US Small Value TR Index because the Adviser believes that the Morningstar US Small Value TR Index better reflects the investment strategy of the Fund.

The Morningstar US Small Value TR Index is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of The Morningstar US Small Value TR Index or any member of the public regarding the advisability of investing in funds categorized as Small Value generally or in The Morningstar US Small Value TR Index in particular or the ability of the North Star Dividend Fund to track general Small Value market performance.

(c)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. Investors cannot invest directly in an index or benchmark.

The Morningstar US Small Value PR Index is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of The Morningstar US Small Value PR Index or any member of the public regarding the advisability of investing in funds categorized as Small Value generally or in The Morningstar US Small Value PR Index in particular or the ability of the North Star Dividend Fund to track general Small Value market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NORTH STAR DIVIDEND FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Banking	8.8%
Asset Management	8.1%
Commercial Support Services	8.1%
Apparel & Textile Products	7.6%
Gas & Water Utilities	6.3%
Electric Utilities	4.9%
Chemicals	4.7%
Home & Office Products	4.6%
Electric Equipment	4.5%
Retail - Discretionary	4.1%
Other Industries	28.6%
Short-Term Investments and Other Assets Net of Liabilities	9.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2023

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2023, compared to its benchmark:

			Since
		Five Year	Inception**
	One Year	(Annualized)	(Annualized)
North Star Bond Fund – Class I	3.94%	1.56%	1.66%
Bloomberg U.S. High Yield Ba/B Index (a)	8.20%	4.45%	4.49%

*	Past performance is not predictive of future results. Shares held for less than 30 days are subject to a 2.00% redemption fee. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated March 31, 2023, is 1.63% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The fund’s total returns presented herein are calculated using the traded net asset value (“NAV”) throughout the period, and may differ from the total returns presented in the fund’s financial highlights due to the timing of certain adjustments for US GAAP financial reporting purposes. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 19, 2014.

(a)	The Bloomberg U.S. High Yield Ba/B Index measures the performance of bonds with Ba or B ratings. Investors cannot invest directly in an index or benchmark.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2023

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Asset Management	12.7%
Leisure Facilities & Services	11.7%
Automotive	9.3%
Home & Office Products	7.5%
Oil & Gas Producers	6.6%
U.S. Government & Agencies	5.1%
Insurance	4.8%
Health Care Facilities & Services	4.6%
Institutional Financial Services	4.6%
Food	4.4%
Other Industries	19.7%
Short-Term Investments and Other Assets Net of Liabilities	9.0%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2023

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2023, compared to its benchmark:

	Period Ended 11/30/23**	Five Year (Annualized)	Ten Year (Annualized)	Since Inception*** (Annualized)	Since Inception**** (Annualized)
North Star Small Cap Value Fund – Investor Class	(7.18)%	5.29%	4.83%	9.60%	N/A
North Star Small Cap Value Fund – Institutional Class	(6.95)%	N/A	N/A	N/A	8.64%
Morningstar US Small Value TR USD Index (a)	(6.77)%	6.04%	6.25%	7.97%	9.08%
Russell 2000 Value Index (b)	(6.93)%	4.72%	5.71%	6.71%	7.58%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated May 15, 2023, is 1.46% for Institutional Class shares and 1.71% for Investor Class shares. The Adviser has contractually agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 0.98% and 1.21% of the Small Cap Value Fund’s average net assets for Institutional Class and Investor Class, respectively, through May 31, 2025. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	For the period February 1, 2023 to November 30, 2023.

***	Inception date is February 1, 2008 (Predecessor Fund).

North Star Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2023

****	Inception date is December 31, 2018 (Predecessor Fund).

The Fund is the successor to the Walthaussen Small Cap Value Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on May 12, 2023. The performance includes the performance of the Predecessor Fund.

(a)	The Morningstar US Small Value TR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. Investors cannot invest directly in an index or benchmark.

The Morningstar US Small Value TR Index is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of The Morningstar US Small Value TR Index or any member of the public regarding the advisability of investing in funds categorized as Small Value generally or in The Morningstar US Small Value TR Index in particular or the ability of the North Star Small Cap Value Fund to track general Small Value market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NORTH STAR MICRO CAP FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

(b) The Russell 2000 Value Index a broadly diversified index predominantly made up of value stocks of small U.S. companies.

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Banking	12.7%
Oil & Gas Services & Equipment	8.8%
Electrical Equipment	8.7%
Engineering & Construction	7.6%
Commercial Support Services	7.0%
Semiconductors	6.0%
Oil & Gas Producers	4.7%
Metals & Mining	3.7%
Chemicals	3.6%
Machinery	3.1%
Other Industries	26.8%
Short-Term Investments and Other Assets Net of Liabilities	7.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 83.9%
	ASSET MANAGEMENT - 9.9%
50,000	Blackstone, Inc.	$5,618,500
160,000	Compass Diversified Holdings	3,227,200
51,000	KKR & Company, Inc.	3,867,840
		12,713,540
	BANKING - 5.5%
108,000	Bank of America Corporation	3,292,920
24,000	JPMorgan Chase & Company	3,745,920
		7,038,840
	BEVERAGES - 2.1%
16,000	PepsiCo, Inc.	2,692,640

	BIOTECH & PHARMA - 9.5%
25,000	AbbVie, Inc.	3,559,750
40,000	Bristol-Myers Squibb Company	1,975,200
108,000	Pfizer, Inc.	3,290,760
19,000	Zoetis, Inc.	3,356,730
		12,182,440
	COMMERCIAL SUPPORT SERVICES - 2.6%
335,000	BGSF, Inc.	3,326,550

	E-COMMERCE DISCRETIONARY - 4.6%
22,000	Amazon.com, Inc.(a)	3,213,980
870,000	CarParts.com, Inc.(a)	2,662,200
		5,876,180
	ELECTRICAL EQUIPMENT - 2.4%
30,000	Carrier Global Corporation	1,558,800
1,700,000	Orion Energy Systems, Inc.(a)	1,513,000
		3,071,800
	ENTERTAINMENT CONTENT - 1.2%
107,000	Paramount Global, Class B	1,537,590

	HEALTH CARE FACILITIES & SERVICES - 3.3%
38,000	CVS Health Corporation	2,582,100

The accompanying notes are an integral part of theses financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 83.9% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 3.3% (Continued)
3,000	UnitedHealth Group, Inc.	$1,658,910
		4,241,010
	INTERNET MEDIA & SERVICES - 2.8%
27,000	Alphabet, Inc., A(a)	3,578,310

	LEISURE FACILITIES & SERVICES – 7.0%
125,000	Denny’s Corporation(a)	1,186,250
83,000	Madison Square Garden Entertainment Corporation(a)	2,513,240
70,000	Sphere Entertainment Company(a)	2,395,400
153,000	Wendy’s Company (The)	2,868,750
		8,963,640
	LEISURE PRODUCTS - 1.1%
120,000	Topgolf Callaway Brands Corporation(a)	1,471,200

	METALS & MINING - 1.5%
50,000	Freeport-McMoRan, Inc.	1,866,000

	OIL & GAS PRODUCERS - 2.4%
20,000	APA Corporation	720,000
130,000	Kinder Morgan, Inc.	2,284,100
		3,004,100
	OIL & GAS SERVICES & EQUIPMENT - 1.5%
175,000	US Silica Holdings, Inc.(a)	1,974,000

	RETAIL - CONSUMER STAPLES - 2.5%
24,000	Target Corporation	3,211,440

	RETAIL - DISCRETIONARY - 2.3%
40,000	Boot Barn Holdings, Inc.(a)	2,931,200

	SEMICONDUCTORS - 9.2%
50,000	Advanced Micro Devices, Inc.(a)	6,058,000
5,000	NVIDIA Corporation	2,338,500

The accompanying notes are an integral part of theses financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 83.9% (Continued)
	SEMICONDUCTORS - 9.2% (Continued)
26,000	QUALCOMM, Inc.	$3,355,300
		11,751,800
	SPECIALTY REIT - 0.6%
16,000	EPR Properties	713,920

	TECHNOLOGY HARDWARE - 4.7%
32,000	Apple, Inc.	6,078,400

	TECHNOLOGY SERVICES - 2.4%
25,000	Paychex, Inc.	3,049,250

	TRANSPORTATION & LOGISTICS - 1.3%
11,000	United Parcel Service, Inc., B	1,667,710

	WHOLESALE - DISCRETIONARY - 3.5%
125,000	Acme United Corporation	4,500,000

	TOTAL COMMON STOCKS (Cost $64,133,705)	107,441,560

	PREFERRED STOCKS — 1.9%
	ASSET MANAGEMENT — 1.9%
45,000	B Riley Financial, Inc., 6.375%	951,300
60,000	Compass Diversified Holdings, 7.875%	1,485,000
	TOTAL PREFERRED STOCKS (Cost $2,488,544)	2,436,300

Principal		Coupon
Amount ($)		Rate (%)	Maturity
	CORPORATE BONDS — 5.0%
	HEALTH CARE FACILITIES & SERVICES — 1.2%
500,000	McKesson Corporation	3.7960	03/15/24	497,039

The accompanying notes are an integral part of theses financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 5.0% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 1.2% (Continued)
1,000,000	Owens & Minor, Inc.	4.3750	12/15/24	$976,147
				1,473,186
	INSTITUTIONAL FINANCIAL SERVICES — 0.8%
1,000,000	Lazard Group, LLC	3.7500	02/13/25	972,711

	LEISURE FACILITIES & SERVICES — 1.4%
1,850,000	Wendy’s International, LLC	7.0000	12/15/25	1,849,048

	RETAIL - DISCRETIONARY — 0.5%
600,000	Sally Holdings, LLC / Sally Capital, Inc.	5.6250	12/01/25	589,686

	TRANSPORTATION EQUIPMENT — 1.1%
1,500,000	Trinity Industries, Inc.	4.5500	10/01/24	1,470,135

	TOTAL CORPORATE BONDS (Cost $6,514,427)			6,354,766

	U.S. GOVERNMENT & AGENCIES — 1.5%
	U.S. TREASURY NOTES — 1.5%
1,000,000	United States Treasury Note	3.8750	03/31/25	985,508
1,000,000	United States Treasury Note	3.8750	04/30/25	985,254
	TOTAL U.S GOVERNMENT & AGENCIES (Cost $1,964,333)			1,970,762

Shares
SHORT-TERM INVESTMENTS — 7.8%
MONEY MARKET FUND - 0.5%
595,158	First American Treasury Obligations Fund, Class X, 5.27% (Cost $595,158)(b)	595,158

Principal
Amount ($)
	U.S. TREASURY BILLS — 7.3%
1,500,000	United States Treasury Bill(c)	4.9500	12/14/23	1,497,156
1,500,000	United States Treasury Bill(c)	5.3100	02/22/24	1,481,887
1,000,000	United States Treasury Bill(c)	5.3100	03/14/24	984,949
2,000,000	United States Treasury Bill(c)	5.3200	04/18/24	1,960,037
1,000,000	United States Treasury Bill(c)	5.3300	05/16/24	976,071
1,500,000	United States Treasury Bill(c)	5.2200	08/08/24	1,447,812

The accompanying notes are an integral part of theses financial statements.

NORTH STAR OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
		Coupon
Shares		Rate (%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 7.8% (Continued)
	U.S. TREASURY BILLS — 7.3% (Continued)
1,000,000	United States Treasury Bill(c)	5.2000	09/05/24	$961,665
	TOTAL U.S. TREASURY BILLS (Cost $9,310,065)			9,309,577

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,905,223)			9,904,735

	TOTAL INVESTMENTS - 100.1% (Cost $85,006,232)			$128,108,123
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(72,805)
	NET ASSETS - 100.0%			$128,035,318

LLC	- Limited Liability Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2023.

(c)	Zero coupon bond. Rate disclosed is the current yield as of November 30, 2023.

The accompanying notes are an integral part of theses financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 94.3%
	AEROSPACE & DEFENSE - 1.0%
20,300	Ducommun, Inc.(a)	$1,022,714

	APPAREL & TEXTILE PRODUCTS - 8.2%
149,000	Lakeland Industries, Inc.	2,176,890
35,000	Movado Group, Inc.	915,250
102,500	Rocky Brands, Inc.	2,959,175
180,000	Superior Group of Companies, Inc.	2,140,200
		8,191,515
	ASSET MANAGEMENT - 1.0%
88,900	Westwood Holdings Group, Inc.	977,900

	AUTOMOTIVE - 2.0%
49,500	Miller Industries, Inc.	1,967,130

	BANKING - 2.4%
50,500	Bar Harbor Bankshares	1,311,485
50,000	First Busey Corporation	1,085,000
		2,396,485
	BEVERAGES - 0.1%
278,942	Truett-Hurst, Inc.(a),(b),(c)	75,314

	COMMERCIAL SUPPORT SERVICES - 12.6%
609,000	ARC Document Solutions, Inc.	1,723,470
28,000	Barrett Business Services, Inc.	3,078,600
52,000	Hackett Group, Inc. (The)	1,160,120
130,000	SP Plus Corporation(a)	6,649,500
		12,611,690
	CONSTRUCTION MATERIALS - 5.7%
19,000	Apogee Enterprises, Inc.	856,900
23,000	United States Lime & Minerals, Inc.	4,876,230
		5,733,130
	E-COMMERCE DISCRETIONARY - 4.5%
115,000	1-800-Flowers.com, Inc., Class A(a)	1,015,450
618,000	CarParts.com, Inc.(a)	1,891,080

The accompanying notes are an integral part of these financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 94.3% (Continued)
	E-COMMERCE DISCRETIONARY - 4.5% (Continued)
83,000	Liquidity Services, Inc.(a)	$1,590,280
		4,496,810
	ELECTRICAL EQUIPMENT - 1.0%
37,900	Allient, Inc.	988,432

	FOOD - 0.6%
9,000	Nathan’s Famous, Inc.	606,960

	HOME & OFFICE PRODUCTS - 3.4%
376,000	ACCO Brands Corporation	2,022,880
88,051	Hamilton Beach Brands Holding Company, Class A	1,358,627
		3,381,507
	HOME CONSTRUCTION - 4.8%
76,000	Green Brick Partners, Inc.(a)	3,606,200
118,000	Interface, Inc.	1,192,980
		4,799,180
	HOUSEHOLD PRODUCTS - 1.6%
19,800	Central Garden & Pet Company(a)	803,484
157,000	Crown Crafts, Inc.	770,870
		1,574,354
	INDUSTRIAL INTERMEDIATE PROD - 2.7%
147,400	Eastern Company (The)	2,675,310

	LEISURE FACILITIES & SERVICES - 2.7%
125,600	Century Casinos, Inc.(a)	540,080
226,500	Denny’s Corporation(a)	2,149,485
		2,689,565
	LEISURE PRODUCTS - 6.6%
232,000	Escalade, Inc.	4,315,200
43,500	Johnson Outdoors, Inc., Class A	2,285,490
		6,600,690
	MACHINERY - 6.6%
16,100	Alamo Group, Inc.	2,957,570
116,499	QEP Company, Inc.(a)	2,155,232

The accompanying notes are an integral part of these financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 94.3% (Continued)
	MACHINERY - 6.6% (Continued)
17,500	Tennant Company	$1,498,350
		6,611,152
	MEDICAL EQUIPMENT & DEVICES - 2.0%
783,000	Accuray, Inc.(a)	2,043,630

	OIL & GAS PRODUCERS - 1.8%
310,000	Evolution Petroleum Corporation	1,838,300

	OIL & GAS SERVICES & EQUIPMENT - 2.0%
177,500	US Silica Holdings, Inc.(a)	2,002,200

	RETAIL - DISCRETIONARY - 10.0%
52,000	Boot Barn Holdings, Inc.(a)	3,810,560
162,000	Build-A-Bear Workshop, Inc.	3,957,659
115,000	Duluth Holdings, Inc., Class B(a)	576,150
66,000	Ethan Allen Interiors, Inc.	1,771,440
		10,115,809
	SPECIALTY REIT - 2.0%
140,000	Postal Realty Trust, Inc.	1,960,000

	TECHNOLOGY HARDWARE - 3.1%
83,000	AstroNova, Inc.(a)	1,170,300
65,000	Vishay Precision Group, Inc.(a)	1,981,850
		3,152,150
	TRANSPORTATION EQUIPMENT - 2.0%
105,000	Blue Bird Corporation(a)	2,003,400

	WHOLESALE - DISCRETIONARY - 3.9%
109,481	Acme United Corporation	3,941,317

	TOTAL COMMON STOCKS (Cost $66,168,309)	94,456,644

The accompanying notes are an integral part of these financial statements.

NORTH STAR MICRO CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 5.7%
	MONEY MARKET FUND - 5.7%
5,740,520	First American Treasury Obligations Fund, Class X, 5.27% (Cost $5,740,520)(d)	$5,740,520

	TOTAL INVESTMENTS - 100.0% (Cost $71,908,829)	$100,197,164
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	17,761
	NET ASSETS - 100.0%	$100,214,925

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Affiliated Company – North Star Micro Cap Fund holds in excess of 5% of outstanding voting securities of this security.

(c)	Illiquid security. The total fair value of the securities at November 30, 2023 was $75,314 representing 0.1% of net assets.

(d)	Rate disclosed is the seven day effective yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 90.3%
	APPAREL & TEXTILE PRODUCTS - 7.6%
31,500	Movado Group, Inc.	$823,725
66,650	Rocky Brands, Inc.	1,924,185
148,000	Superior Group of Companies, Inc.	1,759,720
59,000	Weyco Group, Inc.	1,737,550
		6,245,180
	ASSET MANAGEMENT - 8.1%
122,300	Compass Diversified Holdings	2,466,791
83,000	Sprott, Inc.	2,700,820
139,700	Westwood Holdings Group, Inc.	1,536,700
		6,704,311
	BANKING - 8.8%
15,850	Bank of Hawaii Corporation	920,410
76,500	Bar Harbor Bankshares	1,986,705
73,000	First Hawaiian, Inc.	1,434,450
47,200	Old National Bancorp	702,808
26,500	Wintrust Financial Corporation	2,270,255
		7,314,628
	CHEMICALS - 4.7%
68,500	Oil-Dri Corp of America	3,888,060

	COMMERCIAL SUPPORT SERVICES - 8.1%
23,200	ABM Industries, Inc.	950,968
284,500	ARC Document Solutions, Inc.	805,135
252,000	BGSF, Inc.	2,502,360
42,000	Ennis, Inc.	891,660
115,000	Resources Connection, Inc.	1,564,000
		6,714,123
	CONSTRUCTION MATERIALS - 1.0%
18,100	Apogee Enterprises, Inc.	816,310

	CONTAINERS & PACKAGING - 1.0%
46,000	Myers Industries, Inc.	810,520

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 90.3% (Continued)
	ELECTRIC UTILITIES - 4.9%
32,000	NorthWestern Corporation	$1,609,920
10,500	Otter Tail Corporation	801,255
33,500	Unitil Corporation	1,624,080
		4,035,255
	ELECTRICAL EQUIPMENT - 4.5%
281,000	LSI Industries, Inc.	3,683,910

	GAS & WATER UTILITIES - 6.3%
162,000	Global Water Resources, Inc.	1,976,400
44,000	Northwest Natural Holding Company	1,611,280
90,000	RGC Resources, Inc.	1,579,500
		5,167,180
	HEALTH CARE FACILITIES & SERVICES - 1.0%
31,400	Patterson Companies, Inc.	797,874

	HOME & OFFICE PRODUCTS - 4.6%
321,000	ACCO Brands Corporation	1,726,980
64,000	Flexsteel Industries, Inc.	1,082,240
64,000	Hamilton Beach Brands Holding Company, Class A	987,520
		3,796,740
	HOUSEHOLD PRODUCTS - 1.0%
169,000	Crown Crafts, Inc.	829,790

	LEISURE FACILITIES & SERVICES - 1.9%
85,000	Wendy’s Company (The)	1,593,750

	LEISURE PRODUCTS - 4.0%
179,000	Escalade, Inc.	3,329,400

	MACHINERY - 2.4%
72,000	Douglas Dynamics, Inc.	1,967,040

	OIL & GAS PRODUCERS - 3.6%
367,000	Evolution Petroleum Corporation	2,176,310

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 90.3% (Continued)
	OIL & GAS PRODUCERS - 3.6% (Continued)
130,000	Granite Ridge Resources, Inc.	$768,300
		2,944,610
	REAL ESTATE OWNERS & DEVELOPERS - 3.1%
25,000	McGrath RentCorporation	2,542,250

	RESIDENTIAL REIT - 0.9%
53,000	UMH Properties, Inc.	748,360

	RETAIL - CONSUMER STAPLES - 1.2%
38,000	Village Super Market, Inc., Class A	956,080

	RETAIL - DISCRETIONARY - 4.1%
96,300	Ethan Allen Interiors, Inc.	2,584,692
28,700	Monro, Inc.	830,004
		3,414,696
	SOFTWARE - 1.8%
145,000	American Software, Inc., Class A	1,439,850

	SPECIALTY FINANCE - 1.8%
14,000	GATX Corporation	1,526,000

	SPECIALTY REIT - 3.1%
183,000	Postal Realty Trust, Inc.	2,562,000

	TECHNOLOGY SERVICES - 0.8%
16,100	Value Line, Inc.	677,005

	TOTAL COMMON STOCKS (Cost $62,432,828)	74,504,922

The accompanying notes are an integral part of these financial statements.

NORTH STAR DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 9.5%
	MONEY MARKET FUND - 9.5%
7,858,734	First American Treasury Obligations Fund, Class X, 5.27% (Cost $7,858,734)(a)	$7,858,734

	TOTAL INVESTMENTS - 99.8% (Cost $70,291,562)	$82,363,656
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	126,688
	NET ASSETS - 100.0%	$82,490,344

REIT	- Real Estate Investment Trust

(a)	Rate disclosed is the seven day effective yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2023
		Coupon
Shares		Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 8.7%
	ASSET MANAGEMENT — 3.5%
23,000	B Riley Financial, Inc., 6.375%			$486,220
22,000	Compass Diversified Holdings, 7.875%			544,500
				1,030,720
	BANKING — 3.0%
21,000	Bank of America Corporation, 4.00%			443,520
23,000	JPMorgan Chase & Company, 4.20%			432,400
				875,920
	ENTERTAINMENT CONTENT — 1.5%
22,000	Paramount Global, 5.75%			435,160

	INSTITUTIONAL FINANCIAL SERVICES — 0.7%
250,000	Mellon Capital IV - Series 1, 6.224%			192,585

	TOTAL PREFERRED STOCKS (Cost $3,515,653)			2,534,385

Principal
Amount ($)				Fair Value
	CONVERTIBLE BONDS — 3.8%
	TRANSPORTATION EQUIPMENT — 3.8%
1,106,000	Greenbrier Companies, Inc. (The)(Cost $1,101,991)	2.8750	02/01/24	1,100,470

	CORPORATE BONDS — 73.4%
	APPAREL & TEXTILE PRODUCTS — 3.0%
925,000	Under Armour, Inc.	3.2500	06/15/26	868,844

	ASSET MANAGEMENT — 9.2%
500,000	Blackstone Private Credit Fund	2.3500	11/22/24	480,683
250,000	Blackstone Private Credit Fund	2.6250	12/15/26	220,040
1,000,000	Golub Capital BDC, Inc.	3.3750	04/15/24	988,227
1,100,000	Hercules Capital, Inc.	2.6250	09/16/26	969,711
				2,658,661

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 73.4% (Continued)
	AUTOMOTIVE — 9.3%
1,350,000	Ford Motor Company	7.1250	11/15/25	$1,363,862
1,310,000	Goodyear Tire & Rubber Company (The)	9.5000	05/31/25	1,333,875
				2,697,737
	ENTERTAINMENT CONTENT — 2.7%
825,000	AMC Networks, Inc.	4.7500	08/01/25	783,588

	FOOD — 4.4%
1,300,000	J M Smucker Company (The)	3.5000	03/15/25	1,267,104

	HEALTH CARE FACILITIES & SERVICES — 4.6%
1,355,000	Owens & Minor, Inc.	4.3750	12/15/24	1,322,680

	HOME & OFFICE PRODUCTS — 7.5%
1,000,000	ACCO Brands Corporation(a)	4.2500	03/15/29	866,491
1,360,000	Scotts Miracle-Gro Company (The)	5.2500	12/15/26	1,302,122
				2,168,613
	HOME CONSTRUCTION — 3.1%
1,000,000	Interface Inc(a)	5.5000	12/01/28	899,490

	INSTITUTIONAL FINANCIAL SERVICES — 3.9%
1,250,000	Lazard Group, LLC	3.6250	03/01/27	1,154,622

	INSURANCE — 4.8%
1,400,000	Old Republic International Corporation	4.8750	10/01/24	1,384,344

	LEISURE FACILITIES & SERVICES — 11.7%
750,000	Brinker International, Inc.(a)	5.0000	10/01/24	737,719
1,000,000	Cedar Fair, L.P. / Canada’s Wonderland Company	5.3750	04/15/27	975,993
400,000	Las Vegas Sands Corporation	3.2000	08/08/24	391,244
1,321,000	Wendy’s International, LLC	7.0000	12/15/25	1,320,319
				3,425,275
	OIL & GAS PRODUCERS — 6.6%
1,190,000	Gulfport Energy Corporation	8.0000	05/17/26	1,205,631
750,000	Occidental Petroleum Corporation	2.9000	08/15/24	734,278

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 73.4% (Continued)
	OIL & GAS PRODUCERS — 6.6% (Continued)
				$1,939,909
	REAL ESTATE INVESTMENT TRUSTS — 2.6%
750,000	Ventas Realty, L.P.	3.7500	05/01/24	742,668

	TOTAL CORPORATE BONDS (Cost $21,573,768)			21,313,535

	U.S. GOVERNMENT & AGENCIES — 5.1%
	U.S. TREASURY NOTES — 5.1%
500,000	United States Treasury Note	4.2500	09/30/24	495,997
500,000	United States Treasury Note	3.8750	03/31/25	492,754
500,000	United States Treasury Note	3.8750	04/30/25	492,627
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,477,696)			1,481,378

Shares
	SHORT-TERM INVESTMENTS — 9.1%
	MONEY MARKET FUND - 4.0%
1,159,209	First American Treasury Obligations Fund, Class X, 5.27% (Cost $1,159,209)(b)			1,159,209

Principal
Amount ($)
	U.S. GOVERNMENT & AGENCIES — 5.1%
	U.S. TREASURY BILLS — 5.1%
1,000,000	United States Treasury Bill(c)	5.3100	02/22/24	987,924
500,000	United States Treasury Bill(c)	5.3300	05/16/24	488,036
	TOTAL U.S. TREASURY BILLS (Cost $1,477,726)			1,475,960

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,636,935)			2,635,169

The accompanying notes are an integral part of these financial statements.

NORTH STAR BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Fair Value

TOTAL INVESTMENTS - 100.1% (Cost $30,306,043)	$29,064,937
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(36,873)
NET ASSETS - 100.0%	$29,028,064

LLC	- Limited Liability Company

LP	- Limited Partnership

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2023 the total market value of 144A securities is 2,503,700 or 8.6% of net assets.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2023.

(c)	Zero coupon bond. Rate disclosed is the current yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

NORTH STAR SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 92.7%
	ASSET MANAGEMENT - 0.9%
10,000	Sprott, Inc.	$325,400

	AUTOMOTIVE - 1.5%
22,884	Methode Electronics, Inc.	543,037

	BANKING - 12.7%
6,128	City Holding Company	589,943
21,270	First Bancorp	666,602
7,715	Lakeland Financial Corporation	428,568
12,000	NBT Bancorp, Inc.	426,360
19,460	QCR Holdings, Inc.	966,773
35,556	Seacoast Banking Corp of Florida	826,321
19,096	TriCompany Bancshares	657,284
		4,561,851
	CHEMICALS - 3.6%
11,867	Materion Corporation	1,342,277

	COMMERCIAL SUPPORT SERVICES - 7.0%
17,163	ABM Industries, Inc.	703,511
46,861	Hackett Group, Inc. (The)	1,045,469
18,225	V2X, Inc.(a)	772,740
		2,521,720
	ELECTRICAL EQUIPMENT - 8.7%
25,098	Allient, Inc.	654,556
16,441	Kimball Electronics, Inc.(a)	405,106
62,364	LSI Industries, Inc.	817,592
10,152	OSI Systems, Inc.(a)	1,251,641
		3,128,895
	ENGINEERING & CONSTRUCTION - 7.6%
7,904	Comfort Systems USA, Inc.	1,530,057
19,829	VSE Corporation	1,198,266
		2,728,323

The accompanying notes are an integral part of these financial statements.

NORTH STAR SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 92.7% (Continued)
	FORESTRY, PAPER & WOOD PRODUCTS - 1.7%
62,083	Mercer International, Inc.	$594,755

	HOME CONSTRUCTION - 2.7%
15,980	Skyline Champion Corporation(a)	961,836

	INDUSTRIAL INTERMEDIATE PROD - 2.5%
18,574	AZZ, Inc.	913,284

	INDUSTRIAL SUPPORT SERVICES - 2.5%
38,892	Titan Machinery, Inc.(a)	889,071

	LEISURE FACILITIES & SERVICES - 2.1%
73,000	Bowlero Corporation(a)	750,440

	LEISURE PRODUCTS - 1.0%
6,800	Johnson Outdoors, Inc., Class A	357,272

	MACHINERY - 3.1%
6,063	Alamo Group, Inc.	1,113,773

	MEDICAL EQUIPMENT & DEVICES - 1.1%
4,675	Haemonetics Corporation(a)	378,067

	METALS & MINING - 3.7%
7,191	Encore Wire Corporation	1,325,301

	OIL & GAS PRODUCERS - 4.7%
12,366	Gulfport Energy Corporation(a)	1,694,637

	OIL & GAS SERVICES & EQUIPMENT - 8.8%
130,904	Helix Energy Solutions Group, Inc.(a)	1,220,024
90,607	ProPetro Holding Corporation(a)	825,430
37,484	Thermon Group Holdings, Inc.(a)	1,130,143
		3,175,597

The accompanying notes are an integral part of these financial statements.

NORTH STAR SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 92.7% (Continued)
	RESIDENTIAL REIT - 1.9%
49,561	UMH Properties, Inc.	$699,801

	RETAIL - DISCRETIONARY - 2.6%
21,817	Shoe Carnival, Inc.	529,935
5,300	Signet Jewelers Ltd.	435,554
		965,489
	SEMICONDUCTORS - 6.0%
7,392	Axcelis Technologies, Inc.(a)	918,678
22,762	Cohu, Inc.(a)	722,238
10,274	Kulicke & Soffa Industries, Inc.	529,316
		2,170,232
	SPECIALTY REIT - 2.2%
55,500	Postal Realty Trust, Inc.	777,000

	STEEL - 1.9%
14,700	Commercial Metals Company	666,351

	TECHNOLOGY HARDWARE - 2.2%
25,718	Vishay Precision Group, Inc.(a)	784,143

	TOTAL COMMON STOCKS (Cost $22,481,652)	33,368,552

	SHORT-TERM INVESTMENT — 7.5%
	MONEY MARKET FUND - 7.5%
2,692,978	First American Treasury Obligations Fund, Class X, 5.27% (Cost $2,692,978)(b)	2,692,978

	TOTAL INVESTMENTS - 100.2% (Cost $25,174,630)	$36,061,530
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(94,942)
	NET ASSETS - 100.0%	$35,966,588

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2023

	North Star	North Star	North Star	North Star
	Opportunity	Micro Cap	Dividend	Bond	North Star Small
Assets:	Fund	Fund	Fund	Fund	Cap Value Fund
Investments in Unaffiliated Securities at Cost	$85,006,232	$71,114,224	$70,291,562	$30,306,043	$25,174,630
Investments in Non-controlled Affiliated Securities at Cost	—	794,605	—	—	—
Total Securities at Cost	85,006,232	71,908,829	70,291,562	30,306,043	25,174,630
Investments in Unaffiliated Securities at Value	$128,108,123	$100,121,850	$82,363,656	$29,064,937	$36,061,530
Investments in Non-controlled Affiliated Securities at Value	—	75,314	—	—	—
Total Securities at Value	128,108,123	100,197,164	82,363,656	29,064,937	36,061,530
Dividends and Interest Receivable	338,133	174,002	277,207	322,147	29,386
Receivable for Fund Shares Sold	350	25	35	—	55,768
Prepaid Expenses and Other Assets	16,089	11,635	7,251	7,887	3,360
Total Assets	128,462,695	100,382,826	82,648,149	29,394,971	36,150,044

Liabilities:
Payable for Securities Purchased	201,490	—	—	288,555	—
Payable for Fund Shares Redeemed	18,748	5,454	—	1,520	82,777
Investment Advisory Fees Payable	97,356	80,859	66,721	19,977	15,022
Distribution (12b-1) Fees Payable	3,625	—	—	—	6,675
Payable to Related Parties	47,524	32,867	35,955	17,517	32,742
Audit and Tax Fees Payable	20,092	20,060	22,710	17,378	21,702
Accrued Expenses and Other Liabilities	38,542	28,661	32,419	21,960	24,538
Total Liabilities	427,377	167,901	157,805	366,907	183,456

Net Assets	$128,035,318	$100,214,925	$82,490,344	$29,028,064	$35,966,588

Composition of Net Assets:
At November 30, 2023, Net Assets consisted of:
Paid-in-Capital	$82,099,999	$71,805,090	$69,579,506	$32,622,468	$25,202,209
Accumulated Earnings/(Losses)	45,935,319	28,409,835	12,910,838	(3,594,404)	10,764,379
Net Assets	$128,035,318	$100,214,925	$82,490,344	$29,028,064	$35,966,588

Net Asset Value Per Share:
Class I Shares:
Net Assets	$113,974,699	$100,214,925	$82,490,344	$29,028,064
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	7,343,391	2,904,504	4,053,211	3,309,439
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price Per Share*	$15.52	$34.50	$20.35	$8.77
Class A Shares:
Net Assets	$14,060,619
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	900,426
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price Per Share*	$15.62
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$16.57
Institutional Class Shares:
Net Assets					$3,973,592
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)					302,708
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price Per Share					$13.13
Investor Class Shares:
Net Assets					$31,992,996
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)					2,425,184
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price Per Share					$13.19

*	The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2023

					North Star
	North Star	North Star	North Star	North Star	Small Cap
	Opportunity Fund	Micro Cap Fund	Dividend Fund	Bond Fund	Value Fund *
Investment Income
Dividends from Unaffiliated Investments	$2,516,203	$1,824,249	$2,992,778	$234,351	$316,284
Interest	1,051,639	340,742	442,732	1,165,870	66,604
Total Investment Income	3,567,842	2,164,991	3,435,510	1,400,221	382,888

Expenses
Investment Advisory Fees	1,273,678	971,940	841,104	231,849	339,516
Administrative Service Fees	124,998	91,095	86,060	41,025	69,372
Third Party Administrative Servicing Fees	116,206	80,593	86,216	30,683	—
Accounting Service Fees	51,749	33,913	31,525	12,264	20,269
Registration Fees	40,735	25,577	26,447	24,492	30,289
Distribution (12b-1) Fees - Class A	40,400	—	—	—	—
Distribution (12b-1) Fees - Investor Class	—	—	—	—	48,033
Trustees’ Fees and Expenses	31,496	31,460	31,424	31,516	23,400
Transfer Agent Fees	27,752	19,955	29,117	17,290	19,485
Legal Fees	26,408	26,272	27,267	25,025	22,164
Audit and Tax Fees	15,288	15,190	17,828	15,116	23,952
Custodian Fees	14,429	9,214	9,573	5,034	7,963
Printing Expense	13,046	7,372	6,620	3,777	13,056
Chief Compliance Officer Fees	10,510	11,392	11,540	6,269	3,980
Insurance Expense	9,159	6,960	6,994	4,866	3,578
Other Expenses	6,154	7,574	10,315	2,011	8,294
Total Expenses	1,802,008	1,338,507	1,222,030	451,217	633,351
Fees Waived by the Adviser	(64,483)	—	—	—	(231,736)
Net Expenses	1,737,525	1,338,507	1,222,030	451,217	401,615

Net Investment Income (Loss)	1,830,317	826,484	2,213,480	949,004	(18,727)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss):
on Unaffiliated Investments	1,961,852	(173,498)	156,304	(491,037)	1,336,685
on Foreign Currency Transactions	(114)	—	8,009	—	1,922
Total Net Realized Gain (Loss)	1,961,738	(173,498)	164,313	(491,037)	1,338,607
Net Change in Unrealized Appreciation (Depreciation):
on Unaffiliated Investments	(2,261,143)	7,501,301	(5,194,360)	595,416	(4,603,098)
on Affiliated Investments	—	(30,684)	—	—	—
on Foreign Currency Translations	(18)	—	(21)	—	—
Total Net Change in Unrealized Appreciation (Depreciation)	(2,261,161)	7,470,617	(5,194,381)	595,416	(4,603,098)

Net Realized and Unrealized Gain (Loss) on Investments	(299,423)	7,297,119	(5,030,068)	104,379	(3,264,491)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,530,894	$8,123,603	$(2,816,588)	$1,053,383	$(3,283,218)

*	For the period February 1, 2023 to November 30, 2023. The Fund’s fiscal year end changed from January 31 to November 30.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Opportunity Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2023	November 30, 2022
Operations
Net Investment Income	$1,830,317	$1,356,128
Net Realized Gain on Investments	1,961,738	3,784,341
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,261,161)	(36,083,875)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,530,894	(30,943,406)

Distributions to Shareholders:
Distributions Paid
Class I	(5,349,666)	(3,937,509)
Class A	(743,561)	(754,784)
Total Distributions Paid	(6,093,227)	(4,692,293)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (187,829 and 267,472 shares, respectively)	2,877,411	4,683,682
Distributions Reinvested (281,389 and 180,663 shares, respectively)	4,254,728	3,434,898
Cost of Shares Redeemed (500,072 and 418,841 shares, respectively)	(7,616,496)	(7,190,662)
Redemption Fee Proceeds	3,895	129
Total Class I Shares	(480,462)	928,047

Class A Shares:
Proceeds from Shares Sold (9,278 and 26,460 shares, respectively)	143,675	488,899
Distributions Reinvested (48,411 and 39,017 shares, respectively)	735,500	753,013
Cost of Shares Redeemed (367,336 and 415,480 shares, respectively)	(5,615,833)	(6,906,248)
Redemption Fee Proceeds	274	—
Total Class A Shares	(4,736,384)	(5,664,336)

Net Decrease in Net Assets From Shares of Beneficial Interest	(5,216,846)	(4,736,289)

Total Decrease in Net Assets	(9,779,179)	(40,371,988)

Net Assets
Beginning of Year	137,814,497	178,186,485
End of Year	$128,035,318	$137,814,497

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Micro Cap Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2023	November 30, 2022
Operations
Net Investment Income	$826,484	$561,097
Net Realized Loss on Investments	(173,498)	(291,870)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,470,617	(26,113,316)
Net Increase (Decrease) in Net Assets Resulting From Operations	8,123,603	(25,844,089)

Distributions to Shareholders:
Class I Shares:
Distributions Paid	(237,830)	(4,109,397)
Total Distributions to Shareholders	(237,830)	(4,109,397)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (83,879 and 162,756 shares, respectively)	2,717,433	5,639,910
Distributions Reinvested (6,281 and 87,913 shares, respectively)	197,108	3,618,517
Cost of Shares Redeemed (130,149 and 329,150 shares, respectively)	(4,249,162)	(11,922,793)
Redemption Fee Proceeds	5	368
Total Class I Shares	(1,334,616)	(2,663,998)

Total Increase (Decrease) in Net Assets	6,551,157	(32,617,484)

Net Assets
Beginning of Year	93,663,768	126,281,252
End of Year	$100,214,925	$93,663,768

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Dividend Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2023	November 30, 2022
Operations
Net Investment Income	$2,213,480	$2,052,999
Net Realized Gain on Investments	164,313	2,760,670
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,194,381)	(5,714,629)
Net Decrease in Net Assets Resulting From Operations	(2,816,588)	(900,960)

Distributions to Shareholders:
Class I Shares:
Distributions Paid	(5,134,817)	(3,322,435)
Total Distributions to Shareholders	(5,134,817)	(3,322,435)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (194,450 and 219,310 shares, respectively)	4,050,836	4,869,224
Distributions Reinvested (186,029 and 117,345 shares, respectively)	3,895,799	2,644,983
Cost of Shares Redeemed (235,580 and 184,157 shares, respectively)	(4,784,931)	(4,017,143)
Redemption Fee Proceeds	240	89
Total Class I Shares	3,161,944	3,497,153

Total Decrease in Net Assets	(4,789,461)	(726,242)

Net Assets
Beginning of Year	87,279,805	88,006,047
End of Year	$82,490,344	$87,279,805

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Bond Fund
	For the Year	For the Year
	Ended	Ended
	November 30, 2023	November 30, 2022
Operations
Net Investment Income	$949,004	$715,717
Net Realized Loss on Investments	(491,037)	(24,492)
Net Change in Unrealized Appreciation (Depreciation) on Investments	595,416	(2,463,554)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,053,383	(1,772,329)

Distributions to Shareholders:
Class I Shares:
Total Distributions Paid	(900,562)	(716,355)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (333,162 and 186,017 shares, respectively)	2,900,450	1,657,625
Distributions Reinvested (73,750 and 61,789 shares, respectively)	642,505	556,249
Cost of Shares Redeemed (218,938 and 404,190 shares, respectively)	(1,908,370)	(3,597,237)
Redemption Fee Proceeds	4	—
Total Class I Shares	1,634,589	(1,383,363)

Total Increase (Decrease) in Net Assets	1,787,410	(3,872,047)

Net Assets
Beginning of Year	27,240,654	31,112,701
End of Year	$29,028,064	$27,240,654

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Small Cap Value Fund
	For the Period	For the Year		For the Year
	Ended	Ended		Ended
	November 30, 2023 *	January 31, 2023		January 31, 2022
Operations
Net Investment Income (Loss)	$(18,727)	$145,368		$152,261
Net Realized Gain on Investments	1,338,607	9,338,442		57,932,242
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,603,098)	(11,219,799)		(18,301,675)
Net Increase (Decrease) in Net Assets Resulting From Operations	(3,283,218)	(1,735,989)		39,782,828

Distributions to Shareholders:
Distributions Paid
Institutional Class	(373,561)	(1,977,553)		(13,785,955)
Investor Class	(2,961,837)	(6,665,839)		(21,103,053)
Total Distributions Paid	(3,335,398)	(8,643,392)		(34,889,008)

Capital Shares of Beneficial Interest
Institutional Class Shares:
Proceeds from Shares Sold (16,210, 77,629 and 786,617 (d) shares, respectively)(d)	232,515	1,347,209		19,153,536	(b)
Distributions Reinvested (27,490, 135,878 and 725,109 shares, respectively)	361,492	1,952,563		13,719,057
Cost of Shares Redeemed (111,845, 1,819,201 (c) and 4,253,373 shares, respectively)(c)	(1,628,067)	(30,141,680	) (a)	(102,596,647)
Redemption Fee Proceeds (e)	—	—		8,825
Total Institutional Class Shares	(1,034,060)	(26,841,908)		(69,715,229)

Investor Class Shares:
Proceeds from Shares Sold (22,580, 38,334 (c) and 374,706 shares, respectively)(c)	337,520	641,095	(a)	8,892,366
Distributions Reinvested (221,195, 455,336 and 1,094,379 shares, respectively)	2,924,194	6,575,061		20,716,589
Cost of Shares Redeemed (496,067, 1,326,693 and 1,462,219 (d) shares, respectively)(d)	(7,285,006)	(22,365,104)		(33,422,442	) (b)
Redemption Fee Proceeds (e)	—	—		622
Total Investor Class Shares	(4,023,292)	(15,148,948)		(3,812,865)

Net Increase (Decrease) in Net Assets From Shares of Beneficial Interest	(5,057,352)	(41,990,856)		(73,528,094)

Total Decrease in Net Assets	(11,675,968)	(52,370,237)		(68,634,274)

Net Assets
Beginning of Period	47,642,556	100,012,793		168,647,067
End of Period	$35,966,588	$47,642,556		$100,012,793

*	For the period February 1, 2023 to November 30, 2023. The Fund’s fiscal year end changed from January 31 to November 30.

(a)	Includes $2,504 of exchanges from Institutional Class to Investor Class.

(b)	Includes $407,992 of exchanges from Investor Class to Institutional Class.

(c)	Includes the exchange of 149 shares from Institutional Class to 149 shares of Investor Class.

(d)	Includes the exchange of 16,909 shares from Investor Class to 16,867 shares of Institutional Class.

(e)	Prior to June 1, 2021, shares were subject to a redemption fee of 2% if redeemed after holding them for 90 days or less.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class I
	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021		November 30, 2020	November 30, 2019

Net Asset Value, Beginning of Year	$16.05	$20.00	$16.71		$14.00	$13.52
Activity From Investment Operations:
Net investment income (a)	0.22	0.16	0.10		0.13	0.21
Net gain (loss) from securities (both realized and unrealized)	(0.02)	(3.57)	3.23		2.69	0.99
Total from operations	0.20	(3.41)	3.33		2.82	1.20

Less Distributions From:
Net investment income	(0.21)	(0.11)	(0.04)		(0.10)	(0.20)
Net realized gains on investments	(0.52)	(0.43)	(0.00	) (b)	—	(0.52)
Return of Capital	—	—	—		(0.01)	—
Total Distributions	(0.73)	(0.54)	(0.04)		(0.11)	(0.72)

Redemption Fees	0.00 (b)	0.00 (b)	0.00	(b)	—	0.00	(b)
Net Asset Value, End of Year	$15.52	$16.05	$20.00		$16.71	$14.00

Total Return (c)	1.37%	(17.48)%	20.00%		20.29%	9.61%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$113,975	$118,346	$146,910		$114,330	$93,761
Ratio to average net assets:
Expenses, Gross (d)	1.35%	1.35%	1.27%		1.37%	1.34%
Expenses, Net of waiver or recapture	1.30%	1.30%	1.30%		1.30%	1.34	% (e)
Net investment income	1.44%	0.93%	0.52%		0.90%	1.58%
Portfolio turnover rate	24%	31%	30%		59%	46%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the year ended November 30, 2020, November 30, 2022 and November 30, 2023, total returns would have been lower. Had the Advisor not recaptured expenses for the year ended November 30, 2021, total return would have been higher.

(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(e)	Effective February 19, 2019, the expense limitation was reduced to 1.30%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class A
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019

Net Asset Value, Beginning of Year	$16.09	$20.05	$16.76	$14.05	$13.57
Activity From Investment Operations:
Net investment income (a)	0.18	0.11	0.05	0.10	0.17
Net gain (loss) from securities (both realized and unrealized)	(0.01)	(3.58)	3.26	2.69	1.00
Total from operations	0.17	(3.47)	3.31	2.79	1.17

Less Distributions From:
Net investment income	(0.12)	(0.06)	(0.02)	(0.07)	(0.17)
Net realized gains on investments	(0.52)	(0.43)	—	—	(0.52)
Return of Capital	—	—	—	(0.01)	—
Total Distributions	(0.64)	(0.49)	(0.02)	(0.08)	(0.69)

Redemption Fees	0.00 (b)	—	0.00 (b)	0.00 (b)	0.00	(b)
Net Asset Value, End of Year	15.62	16.09	20.05	16.76	14.05

Total Return (c)	1.15%	(17.70)%	19.73%	19.99%	9.32%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$14,061	$19,469	$31,276	$26,940	$33,143
Ratio to average net assets:
Expenses, Gross (d)	1.60%	1.60%	1.51%	1.62%	1.55%
Expenses, Net of waiver or recapture	1.55%	1.55%	1.54%	1.55%	1.55	% (e)
Net investment income	1.17%	0.65%	0.26%	0.67%	1.27%
Portfolio turnover rate	24%	31%	30%	59%	46%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the year ended November 30, 2019, November 30, 2020, November 30, 2022 and November 30, 2023, total returns would have been lower. Had the Advisor not recaptured expenses for the year ended November 30, 2021, total return would have been higher.

(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(e)	Effective February 19, 2019, the expense limitation was reduced to 1.55%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Micro Cap Fund
	Class I
	For the Year	For the Year	For the Year		For the Year		For the Year
	Ended	Ended	Ended		Ended		Ended
	November 30, 2023	November 30, 2022	November 30, 2021		November 30, 2020		November 30, 2019

Net Asset Value, Beginning of Year	$31.81	$41.77	$35.74		$26.11		$26.86
Activity From Investment Operations:
Net investment income (loss) (a)	0.28	0.19	(0.00	) (b)	(0.00	) (b)	0.00 (b)
Net gain (loss) from securities (both realized and unrealized)	2.49	(8.80)	6.03		9.76		0.97
Total from operations	2.77	(8.61)	6.03		9.76		0.97

Less Distributions From:
Net investment income	(0.08)	(0.10)	(0.00	) (b)	(0.08)		(0.04)
Net realized gains on investments	—	(1.25)	—		—		(1.62)
Return of Capital	—	—	—		(0.05)		(0.06)
Total Distributions	(0.08)	(1.35)	(0.00)		(0.13)		(1.72)

Redemption Fees	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)	—
Net Asset Value, End of Year	$34.50	$31.81	$41.77		$35.74		$26.11

Total Return (c)	8.74%	(21.34)%	16.88%		37.57%		4.26%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$100,215	$93,664	$126,281		$97,262		$74,391
Ratio to average net assets:
Expenses	1.38%	1.41%	1.29%		1.38%		1.43%
Net investment income (loss)	0.85%	0.55%	(0.01)%		(0.00	)% (d)	0.02%
Portfolio turnover rate	18%	11%	9%		35%		22%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Dividend Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019

Net Asset Value, Beginning of Year	$22.33	$23.43	$20.05	$20.35	$20.09
Activity From Investment Operations:
Net investment income (a)	0.54	0.53	0.43	0.37	0.52
Net gain (loss) from securities (both realized and unrealized)	(1.23)	(0.76)	3.32	(0.35)	1.04
Total from operations	(0.69)	(0.23)	3.75	0.02	1.56

Less Distributions From:
Net investment income	(0.50)	(0.48)	(0.37)	(0.30)	(0.51)
Net realized gains on investments	(0.79)	(0.39)	—	—	(0.78)
Return of Capital	—	—	—	(0.02)	(0.01)
Total Distributions	(1.29)	(0.87)	(0.37)	(0.32)	(1.30)

Redemption Fees (b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$20.35	$22.33	$23.43	$20.05	$20.35

Total Return (c)	(3.14)%	(0.96)%	18.70%	0.36%	8.46%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$82,490	$87,280	$88,006	$75,296	$80,245
Ratio to average net assets:
Expenses	1.45%	1.45%	1.36%	1.48%	1.43%
Net investment income	2.63%	2.40%	1.79%	2.08%	2.73%
Portfolio turnover rate	23%	22%	12%	54%	15%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Bond Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2023	November 30, 2022	November 30, 2021	November 30, 2020	November 30, 2019

Net Asset Value, Beginning of Year	$8.73	$9.49	$9.49	$9.69	$9.44
Activity From Investment Operations:
Net investment income (a)	0.30	0.22	0.25	0.31	0.34
Net gain (loss) from securities (both realized and unrealized)	0.03	(0.76)	0.02	(0.22)	0.25
Total from operations	0.33	(0.54)	0.27	0.09	0.59

Less Distributions From:
Net investment income	(0.29)	(0.22)	(0.27)	(0.29)	(0.34)
Total Distributions	(0.29)	(0.22)	(0.27)	(0.29)	(0.34)

Redemption Fees	0.00 (b)	—	—	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$8.77	$8.73	$9.49	$9.49	$9.69

Total Return (c)	3.82%	(5.69)%	2.85%	1.07%	6.29%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$29,028	$27,241	$31,113	$27,837	$25,584
Ratio to average net assets:
Expenses, Gross (d)	1.65%	1.63%	1.59%	1.63%	1.63%
Expenses, Net of expense waiver or recapture	1.65%	1.63%	1.59%	1.63%	1.63%
Net investment income	3.48%	2.48%	2.56%	3.35%	3.55%
Portfolio turnover rate	48%	27%	42%	55%	33%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.005 per share.

(c)	Total return represents aggregate total return based on Net Asset Value. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or recapture by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Small Cap Value Fund
	Investor Class
	For the Period		For the Year	For the Year		For the Year	For the Year	For the Year
	Ended		Ended	Ended		Ended	Ended	Ended
	November 30, 2023 *		January 31, 2023	January 31, 2022		January 31, 2021	January 31, 2020	January 31, 2019

Net Asset Value, Beginning of Period	$15.64		$18.23	$20.49		$18.80	$18.71	$23.87
Activity From Investment Operations:
Net investment income (loss) (a)	(0.01)		0.02	0.00	(b)	0.05	0.07	(0.02)
Net gain (loss) from securities (both realized and unrealized)	(1.11)		0.21	5.12		1.83	0.43	(2.74)
Total from operations	(1.12)		0.23	5.12		1.88	0.50	(2.76)

Less Distributions From:
Net investment income	(0.03)		(0.05)	(0.00	) (b)	(0.19)	(0.02)	—
Net realized gains on investments	(1.30)		(2.77)	(7.38)		—	(0.39)	(2.40)
Total Distributions	(1.33)		(2.82)	(7.38)		(0.19)	(0.41)	(2.40)

Redemption Fees (i)	—		—	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$13.19		$15.64	$18.23		$20.49	$18.80	$18.71

Total Return (c)	(7.18	)% (e)	2.55%	23.66%		10.04%	2.55%	(10.27)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$31,993		$41,871	$64,007		$71,784	$177,627	$422,206
Ratio to average net assets:
Expenses, Gross (d)	1.88	% (f)	1.47%	1.38%		1.35%	1.30%	1.27%
Expenses, Net of expense waiver or recapture (h)	1.21	% (f)	1.21%	1.21%		1.21%	1.21%	1.27%
Net investment income (loss)	(0.08	)% (f)	0.13%	0.00	% (g)	0.30%	0.36%	(0.09)%
Portfolio turnover rate	6	% (e)	28%	71%		66%	57%	46%

*	For the period February 1, 2023 to November 30, 2023. The Fund’s fiscal year end changed from January 31 to November 30, effective February 1, 2023.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total return represents aggregate total return based on Net Asset Value. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or recapture by the Adviser.

(e)	Not annualized.

(f)	Annualized.

(g)	Less than 0.005%.

(h)	Effective December 31, 2018, the Advisor has agreed to waive a portion of its fees.

(i)	Prior to June 1, 2021, shares were subject to a redemption fee of 2% if redeemed after holding them for 90 days or less.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Small Cap Value Fund
	Institutional Class
	For the Period		For the Year	For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	Ended	Ended
	November 30, 2023 *		January 31, 2023	January 31, 2022	January 31, 2021	January 31, 2020	January 31, 2019 **

Net Asset Value, Beginning of Period	$15.56		$18.22	$20.53	$18.83	$18.70	$16.71
Activity From Investment Operations:
Net investment income (a)	0.02		0.06	0.05	0.09	0.11	0.00	(b)
Net gain (loss) from securities (both realized and unrealized)	(1.10)		0.19	5.14	1.84	0.43	1.99
Total from operations	(1.08)		0.25	5.19	1.93	0.54	1.99

Less Distributions From:
Net investment income	(0.05)		(0.14)	(0.12)	(0.23)	(0.02)	—
Net realized gains on investments	(1.30)		(2.77)	(7.38)	—	(0.39)	—
Total Distributions	(1.35)		(2.91)	(7.50)	(0.23)	(0.41)	—

Redemption Fees (h)	—		—	0.00 (b)	0.00 (b)	0.00 (b)	—
Net Asset Value, End of Period	$13.13		$15.56	$18.22	$20.53	$18.83	$18.70

Total Return (c)	(6.95	)% (e)	2.71%	23.92%	10.33%	2.80%	11.91	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,974		$5,771	$36,005	$96,863	$132,207	$7,741
Ratio to average net assets:
Expenses, Gross (d)	1.73	% (f)	1.45%	1.38%	1.35%	1.30%	1.37	% (f)
Expenses, Net of expense waiver or recapture (g)	0.98	% (f)	0.98%	0.98%	0.98%	0.98%	0.98	% (f)
Net investment income	0.14	% (f)	0.34%	0.20%	0.52%	0.55%	0.16	% (f)
Portfolio turnover rate	6	% (e)	28%	71%	66%	57%	46	% (e)

*	For the period February 1, 2023 to November 30, 2023. The Fund’s fiscal year end changed from January 31 to November 30, effective February 1, 2023.

**	Commencement of operations was December 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total return represents aggregate total return based on Net Asset Value. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or recapture by the Adviser.

(e)	Not annualized.

(f)	Annualized.

(g)	Effective December 31, 2018, the Advisor has agreed to waive a portion of its fees.

(h)	Prior to June 1, 2021, shares were subject to a redemption fee of 2% if redeemed after holding them for 90 days or less.

The accompanying notes are an integral part of these financial statements.

North Star Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2023

1.	ORGANIZATION

The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund, the North Star Bond Fund and the North Star Small Cap Value Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-ended management investment companies.

The Trust acquired the Walthausen Small Cap Value Fund (the “Predecessor Fund”), in a tax-free reorganization as of the close of business on May 12, 2023 (the “Reorganization”) and changed its name to the North Star Small Cap Value Fund. As a series of the Trust, the North Star Small Cap Value Fund is a continuation of the Predecessor Fund, and has adopted its financial reporting history. The Fund changed its year end to November 30 from January 31.

The diversification policy of each Fund is as follows:

Fund

North Star Opportunity Fund	Diversified
North Star Micro Cap Fund	Diversified
North Star Dividend Fund	Diversified
North Star Bond Fund	Diversified
North Star Small Cap Value Fund	Diversified

The investment objective of each Fund is as follows:

Fund	Primary Objective
North Star Opportunity Fund	To seek long-term capital appreciation
North Star Micro Cap Fund	Capital appreciation and to derive income from short term liquid securities
North Star Dividend Fund	To generate dividend income and to seek capital appreciation
North Star Bond Fund	To generate income, with preservation of capital
North Star Small Cap Value Fund	To seek long-term capital appreciation

The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor North Star Opportunity Fund”), which transferred its assets to the Fund in connection with the North Star Opportunity Fund’s commencement of operations. The Predecessor Funds were managed by the same adviser who currently manages the Funds, and have substantially similar investment objectives and strategies to those of the Funds.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

Each Fund commenced operations on the following dates:

Fund	Date
North Star Opportunity Fund	December 15, 2011
North Star Micro Cap Fund	May 31, 2013
North Star Dividend Fund	May 31, 2013
North Star Bond Fund	December 19, 2014
North Star Small Cap Value Fund	February 1, 2008 (Commencement of operations of the Predecessor Fund)

The North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund currently offer Class I shares. The North Star Opportunity Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. The North Star Small Cap Value Fund currently offers Investor Class and Institutional Class shares, both classes are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent approximate fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Investments in open-ended investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2023 for the Funds’ investments measured at fair value:

North Star Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$107,441,560	$—	$—	$107,441,560
Preferred Stocks	2,436,300	—	—	2,436,300
Corporate Bonds	—	6,354,766	—	6,354,766
U.S. Government & Agencies	—	1,970,762	—	1,970,762
Short-Term Investments	595,158	9,309,577	—	9,904,735
Total	$110,473,018	$17,635,105	$—	$128,108,123

North Star Micro Cap Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$94,381,330	$75,314	$—	$94,456,644
Short-Term Investment	5,740,520	—	—	5,740,520
Total	$100,121,850	$75,314	$—	$100,197,164

North Star Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$74,504,922	$—	$—	$74,504,922
Short-Term Investment	7,858,734	—	—	7,858,734
Total	$82,363,656	$—	$—	$82,363,656

North Star Bond Fund

Assets *	Level 1	Level 2	Level 3	Total
Preferred Stocks	$2,534,385	$—	$—	$2,534,385
Convertible Bonds	—	1,100,470	—	1,100,470
Corporate Bonds	—	21,313,535	—	21,313,535
U.S. Government & Agencies	—	1,481,378	—	1,481,378
Short-Term Investments	1,159,209	1,475,960	—	2,635,169
Total	$3,693,594	$25,371,343	$—	$29,064,937

North Star Small Cap Value Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$33,368,552	$—	$—	$33,368,552
Short-Term Investment	2,692,978	—	—	2,692,978
Total	$36,061,530	$—	$—	$36,061,530

The Funds did not hold any Level 3 securities during the year.

*	Refer to the Schedules of Investments for security classifications.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determied and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2020 to November 30, 2022 or expected to be taken in the Fund’s November 30, 2023 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund may make significant investments. However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
North Star Opportunity Fund	Quarterly	Annually
North Star Micro Cap Fund	Annually	Annually
North Star Dividend Fund	Monthly	Annually
North Star Bond Fund	Monthly	Annually
North Star Small Cap Value Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – North Star Investment Management Corp. serves as the Funds’ Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of the average daily net assets of each Fund:

Fund	Advisory Fee
North Star Opportunity Fund	1.00% on the first $100 million in net assets
0.90% on net assets greater than $100 million
North Star Micro Cap Fund	1.00% on the first $100 million in net assets
0.90% on net assets greater than $100 million
North Star Dividend Fund	1.00% on the first $100 million in net assets
0.90% on net assets greater than $100 million
North Star Bond Fund	0.85%
North Star Small Cap Value Fund	1.00%

For the year ended November 30, 2023, the Adviser earned advisory fees of:

Fund	Advisory Fee
North Star Opportunity Fund	$1,273,678
North Star Micro Cap Fund	971,940
North Star Dividend Fund	841,104
North Star Bond Fund	231,849
North Star Small Cap Value Fund	339,516

The Adviser has contractually agreed, at least until March 31, 2024 for North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond Funds, to waive all or part of its management fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Funds do not exceed 1.55% and 1.30% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s average net assets for Class I shares, 1.74% of the North Star Dividend Fund’s average net assets for Class I shares and 1.79% of the North Star Bond Fund’s average net assets for Class I shares. For the year ended November 30, 2023, the Adviser waived fees in the amount of $64,483 for the Opportunity Fund.

The Adviser has agreed contractually, at least until May 31, 2025 for North Star Small Cap Value Fund to waive its management fee and to reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) such that net annual fund operating expenses of the Fund do not exceed 0.98% and 1.21% of the North Star Small Cap Value Fund’s average net assets for Institutional Class and Investor Class shares, respectively. For the period ended November 30, 2023, the Adviser waived fees in the amount of $231,736 for the Small Cap Value Fund.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to recapture by the

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds expenses to exceed their respective expense limitation. If Fund Operating Expenses subsequently exceed 1.55% and 1.30% of the North Star Opportunity Fund’s Class A and Class I shares respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s Class I shares, 1.79% of the North Star Bond Fund’s Class I shares and 0.98% and 1.21% of the North Star Small Cap Value Fund’s average daily net assets for Institutional Class and Investor Class shares per annum of the average daily net assets, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement.) The Adviser may recapture expenses only if the expenses are below the expense limitation at the time of the waiver, for North Star Opportunity Fund. The Board may terminate this expense reimbursement arrangement at any time. For the fiscal year ended November 30, 2023, the North Star Micro Cap, North Star Dividend and North Star Bond Funds had no recapture available. Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2023 will expire on November 30 of the following years:

Fund	Amount	Expiring
North Star Opportunity Fund	$70,810	2025
	$64,483	2026
North Star Small Cap Value Fund	$130,403	2026

Despite the contractual terms, the Adviser has determined and represented to the North Star Small Cap Value Fund that it will not seek to recoup any waived fees or expenses reimbursed prior to the close of the reorganization on May 12, 2023.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the North Star Opportunity Fund and the North Star Small Cap Value Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Funds are permitted to pay 0.25% per year of the average daily net assets of Class A shares and Investor Class shares for such distribution and shareholder service activities. For the year ended November 30, 2023, the North Star Opportunity Fund Class A shares incurred $40,400 in distribution fees and the North Star Small Cap Value Investor Class shares incurred $48,033 in distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous offering of each Fund’s shares. For the year ended November 30, 2023, the Distributor received $2,559 in underwriting commissions, of which $224 was retained by the principal underwriter for sales of the North Star Opportunity Fund’s Class A shares.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

During the year ended November 30, 2023, NewEdge Group, a registered broker/dealer and an affiliate of the Funds, executed trades on behalf of the Funds. These trades were cleared through National Financial Services, LLC. During the year ended November 30, 2023, NewEdge Group received trade commissions as follows:

Fund	Amount
North Star Opportunity Fund	$23,025
North Star Micro Cap Fund	$20,936
North Star Dividend Fund	$21,862
North Star Bond Fund	$1,073

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended November 30, 2023 were as follows:

Fund	Purchases	Sales
North Star Opportunity Fund	$28,025,285	$28,984,023
North Star Micro Cap Fund	18,378,434	16,497,452
North Star Dividend Fund	19,854,250	17,437,177
North Star Bond Fund	13,407,704	11,091,449
North Star Small Cap Value Fund	2,468,353	11,108,753

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, NFS LLC held approximately 68.1% of the voting securities of the North Star Opportunity Fund, 70.2% of the North Star Micro Cap Fund, 77.6% of the North Star Dividend Fund, 80.0% of the North Star Bond Fund and 50.7% of the North Star Small Cap Value Fund. As of November 30, 2023, Charles Schwab held approximately 34.7% of the voting securities of the North Star Small Cap Value Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also beneficially owned by NFS LLC.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended November 30, 2023 the North Star Opportunity Fund had $274 and $3,895 in redemption fees for Class A and Class I, respectively. The North Star Micro Cap Fund had $5 in redemption fees, the North Star Dividend Fund had $240 in redemption fees and the North Star Bond Fund had $4 in redemption fees. Effective June 1, 2021, the North Star Small Cap Value Fund eliminated the redemption fee.

7.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an issuer in which the Fund has ownership of at least 5% of the voting securities. Issuers which are affiliates of the North Star Micro Cap Fund at November 30, 2023, are noted in the Fund’s Schedule of Investments. Transactions during the period with companies which are affiliates are as follows:

North Star Micro Cap Fund

Net Change in
				Dividends		Unrealized
	Fair Value			Credited to	Realized	Appreciation	Fair Value
Description	11/30/2022	Purchases	Sales	Income	Gain/(Loss)	(Depreciation)	11/30/2023
Truett-Hurst, Inc. - Class A	$105,998	$—	$—	$—	$—	$(30,684)	$75,314

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2023, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
North Star Opportunity Fund	$84,382,716	$46,482,772	$(2,757,365)	$43,725,407
North Star Micro Cap Fund	72,140,508	33,807,708	(5,751,052)	28,056,656
North Star Dividend Fund	70,309,409	16,460,718	(4,406,471)	12,054,247
North Star Bond Fund	30,223,516	247,223	(1,405,802)	(1,158,579)
North Star Small Cap Value Fund	25,297,151	11,293,694	(529,315)	10,764,379

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following years were as follows:

	For the period ended November 30, 2023
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
North Star Opportunity Fund	$1,655,854	$4,437,373	$6,093,227
North Star Micro Cap Fund	237,830	—	237,830
North Star Dividend Fund	2,073,985	3,060,832	5,134,817
North Star Bond Fund	900,562	—	900,562
North Star Small Cap Value Fund	75,442	3,259,956	3,335,398

	For the period ended November 30, 2022
	Ordinary	Long-Term
	Income	Capital Gains	Total
North Star Opportunity Fund	$563,337	$4,128,956	$4,692,293
North Star Micro Cap Fund	319,631	3,789,766	4,109,397
North Star Dividend Fund	1,462,632	1,859,803	3,322,435
North Star Bond Fund	716,355	—	716,355

	For the period ended January 31, 2023
	Ordinary	Long-Term
	Income	Capital Gains	Total
North Star Small Cap Value Fund	$3,345,186	$5,298,206	$8,643,392

As of November 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
North Star Opportunity Fund	$220,724	$2,041,067	$—	$—	$(51,879)	$43,725,407	$45,935,319
North Star Micro Cap Fund	761,299	—	—	(639,799)	231,679	28,056,656	28,409,835
North Star Dividend Fund	296,102	540,143	—	—	20,369	12,054,224	12,910,838
North Star Bond Fund	24,177	—	—	(2,460,002)	—	(1,158,579)	(3,594,404)
North Star Small Cap Value Fund	—	—	—	—	—	10,764,379	10,764,379

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for tax gain/loss due to the Funds’ conversion from limited partnerships, unamortized organizational costs from fund mergers and tax adjustments for real estate investment trusts, trust preferred securities, C-Corporations with return of capital distributions and perpetual bonds. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(23) for North Star Dividend Fund.

At November 30, 2023, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
North Star Micro Cap Fund	$639,799	$—	$639,799	$—
North Star Bond Fund	930,087	1,529,915	2,460,002	—

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

During the fiscal period ended November 30, 2023, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to net operating losses, use of tax equalization credits, and adjustments for the tax gain/loss due to the Funds’ conversion from limited partnerships, resulted in reclassification for the following Funds for the year ended November 30, 2023, as follows:

	Paid	Accumulated
	In	Earnings
Fund	Capital	(Losses)
North Star Opportunity Fund	$87,146	$(87,146)
North Star Micro Cap Fund	—	—
North Star Dividend Fund	(117,213)	117,213
North Star Bond Fund	—	—
North Star Small Cap Value Fund	526,776	(526,776)

10.	RECENT REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

11.	FUND REORGANIZATION

The Trust acquired the Walthausen Small Cap Value Fund (the “Predecessor Fund”), in a tax-free reorganization as of the close of business on May 12, 2023 (the “Reorganization”) and changed its name to the North Star Small Cap Value Fund. As a series of the Trust, the North Star Small Cap Value Fund is a continuation of the Predecessor fund. The Fund changed its year end to November 30 from January 31.

		Outstanding			Cost of
	Outstanding	Shares	Total Net Assets		Investments
	Shares Investor	Institutional	of the Acquired		Received from
Predecessor Fund	Class	Class	Fund		Acquired Fund
Walthausen Small Cap Value Fund	2,501,610	326,103	$39,222,541	*	$29,579,291

*	The net assets of the Predecessor Fund include liabilities in excess of other assets of $87,128.

The total net assets of the Predecessor Fund before acquisition included unrealized appreciation of $9,730,379. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

12.	SUBSEQUENT EVENTS

Subsequent events have been evaluated from the date of the Statement of Assets and Liabilities through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

North Star Funds
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
November 30, 2023

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2023 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of North Lights Fund Trust II
and the Shareholders of North Star Opportunity Fund, North Star Micro Cap Fund,
North Star Dividend Fund and North Star Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of North Star Opportunity Fund, North Star Micro Cap Fund, North Star Dividend Fund and North Star Bond Fund (collectively, the Funds), each a separate series of the Northern Lights Fund Trust II, including the schedules of investments, as of November 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more investment companies in the North Star fund complex since 2015.

Denver, Colorado
January 29, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of North Lights Funds Trust II
and the Shareholders of North Star Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of North Star Small Cap Value Fund (the Fund), including the schedule of investments, as of November 30, 2023, the related statements of operations and changes in net assets for the period from February 1, 2023 to November 30, 2023, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the period from February 1, 2023 to November 31, 2023. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in net assets and the financial highlights for the period February 1, 2023 to November 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets of the Fund for the years ended January 31, 2023 and January 31, 2022, and the financial highlights for the years ended January 31, 2023, January 31, 2022, January 31, 2021, January 31, 2020, and January 31, 2019, for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated March 29, 2023.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more investment companies in the North Star Fund complex since 2015.

Denver, Colorado
January 29, 2024

North Star Funds
EXPENSE EXAMPLE (Unaudited)
November 30, 2023

As a shareholder of each Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	6/1/2023	11/30/2023	6/1/2023 – 11/30/2023*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,050.40	$6.68	1.30%
Class A	$1,000.00	$1,049.40	$7.96	1.55%
North Star Micro Cap Fund
Class I	$1,000.00	$1,087.30	$7.22	1.38%
North Star Dividend Fund
Class I	$1,000.00	$1,062.00	$7.55	1.46%
North Star Bond Fund
Class I	$1,000.00	$1,028.40	$8.34	1.64%
North Star Small Cap Value Fund
Institutional Class	$1,000.00	$1,051.90	$5.04	0.98%
Investor Class	$1,000.00	$1,053.80	$6.23	1.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
EXPENSE EXAMPLE (Unaudited) (Continued)
November 30, 2023

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	6/1/2023	11/30/2023	6/1/2023 – 11/30/2023*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,018.55	$6.58	1.30%
Class A	$1,000.00	$1,017.30	$7.84	1.55%
North Star Micro Cap Fund
Class I	$1,000.00	$1,018.15	$6.98	1.38%
North Star Dividend Fund
Class I	$1,000.00	$1,017.75	$7.39	1.46%
North Star Bond Fund
Class I	$1,000.00	$1,016.85	$8.29	1.64%
North Star Small Cap Value Fund
Institutional Class	$1,000.00	$1,020.16	$4.96	0.98%
Investor Class	$1,000.00	$1,019.00	$6.12	1.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
Additional Information (Unaudited)
November 30, 2023

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 25, 2023, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement (the “North Star Advisory Agreement”) between the Trust, on behalf of the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and the North Star Bond Fund (the “North Star Funds”), and North Star Investment Management Corporation (“North Star”).

Based on their evaluation of the information provided by North Star, in conjunction with each North Star Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the North Star Advisory Agreement with respect to each of the North Star Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Star Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the North Star Advisory Agreement, a memorandum prepared by the Independent Trustees’ legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the North Star Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the North Star Funds. The materials also included due diligence materials relating to North Star (including due diligence questionnaires completed by North Star, select financial information of North Star, bibliographic information regarding North Star’s key management and investment advisory personnel, and comparative fee information relating to each North Star Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Star Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement. In considering the renewal of the North Star Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Star related to the proposed renewal of the North Star Advisory Agreement with respect to each of the North Star Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, and a review of the personnel performing services for each of the North Star Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed North Star’s research capabilities, the quality of North Star’s compliance infrastructure and the experience of its investment advisory personnel. The Board noted that North Star is an experienced investment adviser with seasoned senior management. Additionally, the Board received satisfactory responses from the representatives of North Star with respect to a series of important questions, including: whether North Star was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to each of the North Star Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether North Star’s CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under North Star’s compliance program. The Board reviewed the information provided on the practices for monitoring compliance with each of the North Star Fund’s investment limitations and discussed North Star’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that North Star’s policies and procedures

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2023

were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted North Star’s representation that the prospectus and statement of additional information for the North Star Funds accurately describe the investment strategies of each of the North Star Funds. The Board then reviewed the capitalization of North Star based on financial information provided by and representations made by North Star and its representatives and concluded that North Star was sufficiently well-capitalized in order to meet its obligations to each of the North Star Funds. The Board concluded that North Star had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Star Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by North Star to each of the North Star Funds were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended September 30, 2023, for each of North Star Opportunity, North Star Micro Cap, North Star Dividend, and North Star Bond. With respect to North Star Opportunity, the Board noted that North Star Opportunity underperformed its peer group median, Morningstar category median, and benchmark for the one year, three year, five year and since inception periods. The Board reviewed the performance of North Star Micro Cap noting that North Star Micro Cap had outperformed its peer group median, benchmark and Morningstar category median for the one year and five year periods, had outperformed its peer group median and benchmark but underperformed its Morningstar category median for the since inception period, and had underperformed its peer group median, Morningstar category median and benchmark for the three year period. The Board next reviewed the performance of North Star Dividend noting that North Star Dividend had underperformed its benchmark, peer group median and Morningstar category median for the three year period, and underperformed its peer group median and Morningstar category median, but outperformed its benchmark, for the one year, five year and since inception periods. The Board also reviewed the performance of North Star Bond noting that North Star Bond had underperformed its benchmark, peer group median and Morningstar category median for the one year five year and since inception periods and had underperformed its benchmark and peer group median while outperforming its Morningstar category median for the three year period. After further discussion, the Board concluded that the performance of each of North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond was acceptable although the Board would continue to monitor the performance of each of the North Star Funds.

Fees and Expenses. As to the costs of the services provided by North Star, the Board reviewed and discussed each of the North Star Fund’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee for each North Star Fund was near or at the high end of its respective peer group and Morningstar category ranges. The Board further noted that, reflecting the application of advisory fee breakpoints, North Star Opportunity, North Star Micro Cap and North Star Dividend were being charged a 0.97%, 0.99% and 1.00% advisory fee by North Star, respectively, which was above the Morningstar category median and peer group median for each Fund although not the highest in their respective peer groups. The Board also noted that, with respect to each of North Star Opportunity, North Star Micro Cap and North Star Dividend, the advisory fee was 1.00% with a reduction to 0.90% on assets above $100 million. With respect to North Star Bond, the Board noted that the Fund’s 0.85% advisory fee was also higher than the peer group median and Morningstar category median and that the Fund’s higher net expense ratio may be explained by relatively lower asset levels than its peers and less ability to benefit from economies of scale.

The Board discussed North Star’s similarly managed accounts which were comparable to North Star Micro Cap and North Star Dividend noting the advisory fee of 0.50% was substantially less than the 1.00% advisory fee charged by North Star for those Funds. The Board noted, however, that North Star had represented to the Board that it charged a lower fee for such accounts as they are sub-advisory accounts where North Star only manages a portion of an account portfolio, did not have direct contact with the client and overall North Star provided fewer services and devoted less attention to such accounts.

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2023

The Board then reviewed the contractual arrangements for each of the North Star Funds, which stated that North Star had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2025, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed: 1.55%, 1.55%, and 1.30%, of North Star Opportunity’s average annual net assets for Class A, Class R and Class I Shares, respectively; 2.24%, 1.74%, 1.99% of North Star Dividend’s average annual net assets for Class A, Class I and Class R shares, respectively; 2.24%, 1.74%, and 1.99% of North Star Micro Cap’s average annual net assets for Class A, Class I, Class R shares, respectively; and 2.04%, 1.79% and 2.29% of North Star Bond’s average annual net assets for Class A, Class I shares and Class R shares, respectively. The Board found such arrangements to be beneficial to shareholders. The Board further noted that each North Star Fund was currently operating below each of these expense caps. The Board concluded that based on North Star’s experience, expertise and services provided to the Funds, the advisory fee charged by North Star for each North Star Fund, although at or near the high end of each North Star Fund’s peer group, was not unreasonable.

Profitability. The Board also considered the level of profits that have accrued and could be expected to accrue to North Star with respect to each of North Star Opportunity, North Star Dividend, North Star Micro Cap, and North Star Bond based on profitability reports and profitability analyses provided by North Star with respect to each North Star Fund. The Board also reviewed the selected financial information of North Star provided by North Star. After review and discussion, the Board concluded that the profit from North Star’s relationship with each of the North Star Funds was not excessive.

Economies of Scale. As to the extent to which each of the North Star Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the North Star Funds, noting the existing advisory fee reduction when assets of North Star Opportunity, North Star Dividend, North Star Micro Cap reach $100 million. The Board further considered North Star’s expectations for growth, and concluded that additional material economies of scale would likely not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from North Star as the Trustees believed to be reasonably necessary to evaluate the terms of the North Star Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Star Advisory Agreement, (a) the terms of the North Star Advisory Agreement are not unreasonable; (b) the advisory fee is not unreasonable; and (c) the North Star Advisory Agreement is in the best interests of each North Star Fund and its respective shareholders. In considering the renewal of the North Star Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the North Star Advisory Agreement was in the best interest of each North Star Fund and its respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement.

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2023

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II(since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC(from 2001 to 2018); Secretary of Orion Advisor Services, LLC(from 2001 to 2018); General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company(from 2004 to 2018); CEO (from 2015 to 2018), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC(from 2011 to 2018); Secretary of Gemini Fund Services, LLC(from 2012 to 2018); Manager of Arbor Point Advisors, LLC(from 2012 to 2018); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds(from 2003 to 2018).	5	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company(from 2004 to 2018)
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services)(since 2010).	5	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm)(since 2007).	5	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	5	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	5	NONE

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2023

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product (since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Gemini Fund Services, LLC (January 2014 to December 2018).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC; Executive Vice President, Head of Fund Administration and Product(since 2019) and President (2012 - 2019) of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	As of November 30, 2023, the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and not to any other series of the Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-312-580-0900.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-312-580-0900 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Investment Adviser

North Star Investment Management Corp.

20 N. Wacker Drive #1416

Chicago, IL 60606

Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NSF-AR23

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 – 84,600

2022 - $59,000

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $15,125

2022 - $11,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2023	- None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2022     2023

Audit-Related Fees:                    0.00%   0.00%

Tax Fees:                                   0.00%   0.00%

All Other Fees:                           0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $15,125

2022 - $11,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/6/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/6/24

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/6/24